Segment Information	3 Months Ended
Mar. 31, 2018
Text block1 [abstract]
Segment Information

Note 5—Segment Information

We are managed and operated as one business unit. No separate business areas or separate business units have been identified in relation to product candidates or geographical markets. Accordingly, we do not disclose information on business segments or geographical markets, except for the geographical information on revenue included in Note 4.